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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                November 18, 2004
                                -----------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-15190                 13-3159796
           --------                      -------               --------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
       incorporation)                  File Number)          Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                          ----------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                            ------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                              --------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Current Report on Form 8-K filed by OSI Pharmaceuticals, Inc. on November 19, 2004 included a typographical error, which incorrectly stated the date of the press release relating to the Food and Drug Administration's approval of Tarceva(TM). The Form 8-K is hereby amended to correct the date in Item 8.01 and to add Item 9.01 and an Exhibit Index.



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ITEM 8.01  OTHER EVENTS

         On November 18, 2004, OSI Pharmaceuticals, Inc. (the "Company") issued a press release relating to the Food and Drug Administration's approval of Tarceva(TM) for patients with advanced non-smallcell lung cancer. The Company's press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01  EXHIBITS

Exhibit No.                       Description
-----------                       -----------
  99.1 Press release, dated November 18, 2004, filed on a Current Report on Form 8-K on November 19, 2004 and incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2004                    OSI PHARMACEUTICALS, INC.


                                      By:  /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)



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                                EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------
  99.1 Press release, dated November 18, 2004, filed on a Current Report on Form 8-K on November 19, 2004 and incorporated herein by reference.